AMENDMENT TO AGREEMENT OF SALE

THIS AMENDMENT TO AGREEMENT OF SALE (the "Amendment") is made and entered into as of the 18th day of October, 1996, between BH EQUITIES, INC. ("Purchaser") and W.R. PARTNERS LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller").

                             W I T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certainAgreement of Sale entered into as of October 7, 1996 (the "Original Agreement"), pursuant to whuch Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement);

WHEREAS, Seller and Purchaser now desire to amend the Original Agreement pursuant to the terms and provisions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollors ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Original Agreement and the Escrow Agreement are amended as follows:

1. All capitalized terms used in this Amendment, to the extent not otherwiseexpressly defined herein, shall have thesame meanings ascribed to such terms in the Original Agreement.

2. Line three (3) of Paragraph 2.a. of the Original Agreement is hereby amended to delete the reference to "Charter Title Company" and to insert "Ticor Title Services, as agent for Chicago Title Insurance Company" in lieu thereof.

3. Line three (3) of Paragraph 3.a. of the Original Agreement is hereby amended to delete the reference to "Lawyers Title Insurance Corporation" and to insert "Ticor Title Services, as agent for Chicago Title Insurance Company" in lieu thereof.

4. Line two (2) of Paragraph 7.a.(i) is hereby amended to delete the reference to "October 28, 1996" and to insert "November 7, 1996" in lieu thereof.

5. Except as amended herein, the terms and conditions of the Original Agreement shall continue in full force and effect and hereby ratified in their entirety.

6. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement

7. The parties hereto agree and acknowledge that a facsimile of any party's signature on this Amendment shall be enforceable against such party as an original.
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Executed as of the date first written above.


                              PURCHASER:

                              BH EQUITIES, INC.

                              By: /s/Harry Bookay
                                 ----------------------------
                              Name: Harry Bookay
                                   --------------------------
                              Its: President
                                  ---------------------------


                              SELLER:

                              W.R. PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

                              By:  W.R. Partners, Inc., an Illinois
                                   corporation, its general partner

                                   By: /s/James E. Mendelson
                                      ----------------------------
                                   Name: James E. Mendelson
                                        --------------------------
                                   Its: Authorized Representative
                                       ---------------------------


                              ESCROW AGENT:

                              TICOR TITLE SERVICES, agent for the Chicago
                              Title Insurance Company

                              By:_______________________________
                              Name:_____________________________
                              Its:______________________________
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